UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              RIDDLE RECORDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 NEVADA                                  88-0507969
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


9595 Wilshire Boulevard, Suite 700, Beverly Hills, California           95113
-------------------------------------------------------------         ----------
       (Address of principal executive offices)                       (Zip Code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. | |
                                                   ---

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|
                                                   ---

Securities Act registration statement file number to which this form relates:
333-110934

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                   Name of Each Exchange on Which
       to be so Registered                   Each Class is to be Registered
       -------------------                   ------------------------------

             NONE

Securities to be registered pursuant to Section 12(g) of the Act:

         COMMON STOCK $0.001 PAR VALUE PER SHARE
         ---------------------------------------
                     (Title of class)




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                                     FORM 8A

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

     Incorporated by reference to the sections entitled "Description of Capital Stock" in that portion of the Prospectus contained in Registrant's Registration Statement on Form SB-2 (file no. 333-110934) filed with the Securities and Commission on December 5, 2003, as amended (the "Registration Statement") (including any prospectus filed by the Registrant pursuant to rule 424(b) promulgated under the Securities Act of 1933, as amended).

Item 2. Exhibits.

 3.1(a)   Articles of Incorporation. (1)
 3.1(b)   Certificate of Amendment to Articles of Incorporation. (1)
 3.1(c)   Certificate of Amendment to Articles of Incorporation. (1)
 3.2      Amended and Restated Bylaws. (1)
 4.1      Specimen Class A Common Stock Certificate. (1)
---------------
(1) These documents are incorporated by reference in the Company's Registration Statement on Form SB-2 (file no. 333-110934) filed with the Securities and Exchange Commission, as amended.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                 Riddle Records, Inc.
                                                 --------------------
                                                      (Registrant)

Date:    August 10, 2004                 By:     /s/  Jacques Tizabi
       -------------------                    ------------------------------
                                                 Jacques Tizabi
                                                 Chief Executive Officer





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